EXHIBIT 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of June 28, 2012, by and among SWISHER HYGIENE, INC., a Delaware corporation (“Borrower”), the Subsidiary Guarantors party hereto, the Required Lenders under and as defined in the hereinafter defined Credit Agreement, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent under the hereinafter defined Credit Agreement (the “Administrative Agent”).

BACKGROUND STATEMENT

A. The Borrower is party to the Credit Agreement dated as of March 30, 2011, among the Borrower, the Lenders party thereto from time to time and the Administrative Agent (as amended by the First Amendment to Credit Agreement and Pledge and Security Agreement dated as of August 12, 2011, Second Amendment to Credit Agreement dated as of April 12, 2012, Third Amendment to Credit Agreement dated as of May 15, 2012, and Fourth Amendment to Credit Agreement dated as of May 30, 2012, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

B. The Borrower has requested certain amendments to the Credit Agreement and the Required Lenders have agreed to make such amendments on the terms and subject to the conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS TO THE CREDIT AGREEMENT

1.1 Amendments to Section 6.1 (Financial Statements) of the Credit Agreement.

(a) Section 6.1 of the Credit Agreement is hereby amended by deleting the final proviso at the end of clause (a) thereof and replacing it with the following:

“provided further, that notwithstanding the foregoing, the financial statements required to be delivered pursuant to this Section 6.1(a) for the fiscal quarter ending March 31, 2012 shall be delivered on or before the earlier of (i) July 31, 2012 and (ii) the date on which the Borrower delivers such financial statements to the Securities and Exchange Commission;”

(b) Section 6.1 of the Credit Agreement is hereby amended by deleting the final proviso and the “and” at the end of clause (b) thereof and replacing it with the following:

“provided further, that notwithstanding the foregoing, the financial statements required to be delivered pursuant to this Section 6.1(b) for the fiscal year ending December 31, 2011 shall be delivered on or before the earlier of (i) July 31, 2012 and (ii) the date on which the Borrower delivers such financial statements to the Securities and Exchange Commission; and”

ARTICLE II

LIMITED WAIVER

2.1 Limited Waiver.

(a) The Administrative Agent (i) waives any Default or Event of Default that may exist due to a violation of Section 6.4 of the Credit Agreement on account of the Borrower’s failure to file its 2011 10-K by April 16, 2012 so long as the Borrower files such 10-K on or before July 31, 2012, and (ii) acknowledges that the representation in Section 5.12 of the Credit Agreement may not be true and correct on any day on or after April 16, 2012 and on or before July 31, 2012 on account of the Borrower’s failure to file its 2011 10-K on or before April 16, 2012. Borrower acknowledges that the waivers and acknowledgements of the Administrative Agent set forth above shall terminate if the Borrower does not file its 10-K on or before July 31, 2012. Notwithstanding the foregoing, the Administrative Agent understands that the Borrower does not acknowledge that its failure to file a 10-K could reasonably be expected to have a Material Adverse Effect.

(b) The Administrative Agent (i) waives any Default or Event of Default that may exist due to a violation of Section 6.4 of the Credit Agreement on account of the Borrower’s failure to file its 10-Q for the first fiscal quarter of 2012 by May 21, 2012 so long as the Borrower files such 10-Q on or before July 31, 2012, and (ii) acknowledges that the representation in Section 5.12 of the Credit Agreement may not be true and correct on any day on or after May 21, 2012 and on or before July 31, 2012 on account of the Borrower’s failure to file its 10-Q for the first fiscal quarter of 2012 on or before May 21, 2012. Borrower acknowledges that the waivers and acknowledgements of the Administrative Agent set forth above shall terminate if the Borrower does not file its 10-Q for the first fiscal quarter of 2012 on or before July 31, 2012. Notwithstanding the foregoing, the Administrative Agent understands that the Borrower does not acknowledge that its failure to file a 10-Q for the first fiscal quarter of 2012 could reasonably be expected to have a Material Adverse Effect.

2.2 Effect of Limited Waiver. Except as expressly set forth herein, the limited waiver set forth in Section 2.1 hereof shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or the Borrower under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective upon the satisfaction of each of the following conditions precedent:

(a) The Administrative Agent shall have received a duly executed counterpart of this Amendment from the Borrower and the Subsidiary Guarantors (collectively, the “Amendment Parties”);

(b) The Borrower shall have paid all reasonable out-of-pocket costs and expenses of the Administrative Agent to be paid by it at the closing in connection with the preparation, negotiation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto); and

(c) The Administrative Agent shall have received such other documents, certificates, opinions, instruments and other evidence as the Administrative Agent may reasonably request, all in a form and substance satisfactory to the Administrative Agent and its counsel.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Amendment Parties hereby represent and warrant that:

4.1 Representations in Credit Agreement. The representations and warranties of the Amendment Parties set forth in the Credit Agreement and the Credit Documents are true and correct in all material respects as of the date hereof, except to the extent such representations and warranties relate solely to or are specifically expressed as of a particular date or period and for the representation in Section 5.10(d) of the Credit Agreement which the Amendment Parties acknowledge is not true and correct in all material respects as of the date hereof and will continue not to be true and correct in all material respects unless and until Section 5.10(d) of the Credit Agreement is amended in writing by the Administrative Agent in its sole discretion.

4.2 Compliance with Credit Agreement. Each of the Amendment Parties is in compliance with all covenants, terms and provisions set forth in the Credit Agreement and the other Credit Documents to be observed or performed by it.

4.3 Due Authorization. This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of each Amendment Party and each of this Amendment, the Credit Agreement and the other Credit Documents, constitutes the legal, valid and binding obligation of each Amendment Party, to the extent each is a party thereto, enforceable against it in accordance with its terms.

4.4 No Event of Default. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

4.5 Continuing Security Interests. All obligations of the Amendment Parties under the Credit Agreement and the other Credit Documents continue to be or will be secured by the Administrative Agent’s security interests in all of the collateral granted under the Security Documents.

ARTICLE V

ACKNOWLEDGEMENTS; REPRESENTATIONS; CONSENT

5.1 Amendment Parties. Each of the Amendment Parties hereby approves and consents to the transactions contemplated by this Amendment, confirms and agrees that, after giving effect to this Amendment, each of the Credit Agreement and the other Credit Documents to which it is a party, remains in full force and effect and enforceable against it in accordance with its terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Administrative Agent and the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Credit Documents, or if it has any such claims, counterclaims, offsets, or defenses to such Credit Documents or any transaction related to such Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. Furthermore, each of the Amendment Parties acknowledges and agrees that its obligations under the Credit Documents shall not be discharged, limited or otherwise affected by reason of the Administrative Agent’s or any Lender’s actions with respect to any other Amendment Party, or with respect to, or in adding or releasing, any other guarantor of the obligations of the Borrower under the Credit Agreement without the necessity of giving notice to or obtaining the consent of such Amendment Party. The acknowledgements and confirmations by each of the Amendment Parties herein is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment and continue to extend credit to the Borrower and the other Amendment Parties, and each of the Amendment Parties acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment and continue to extend such credit in the absence of the acknowledgement and confirmation contained herein. The Amendment Parties assume, ratify and confirm the obligations of the Amendment Parties and any predecessor to an Amendment Party under the amendments to the Credit Agreement executed prior to this Amendment.

5.2 Subsidiary Guarantors. Each of the Subsidiary Guarantors further represents that it has knowledge of the Borrower’s and the other Amendment Parties’ financial condition and affairs and that it has adequate means to obtain from the Borrower and the other Amendment Parties on an ongoing basis information relating thereto and to the Borrower’s and the other Amendment Parties’ ability to pay and perform their respective obligations under the Credit Documents, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as the guaranty of each such Subsidiary Guarantor remains in effect. Each Subsidiary Guarantor agrees that the Administrative Agent and the Lenders shall have no obligation to investigate the financial condition or affairs of the Borrower or any of the Amendment Parties for the benefit of any Subsidiary Guarantor nor to advise any Subsidiary Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower or any of the Amendment Parties that might become known to the Administrative Agent or any Lender at any time, whether or not the Administrative Agent or any such Lender knows or believes or has reason to know or believe that any such fact or change is unknown to any Subsidiary Guarantor, or might (or does) materially increase the risk of any Subsidiary Guarantor as guarantor, or might (or would) affect the willingness of any Subsidiary Guarantor to continue as a guarantor of the obligations of the Borrower under the Credit Documents. These representations and agreements by each of the Subsidiary Guarantors are made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment and continue to extend credit to the Borrower and the other Amendment Parties under the Credit Documents, and each of the Subsidiary Guarantors acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment and continue to extend such credit in the absence of the representations and agreements contained herein.

ARTICLE VI

GENERAL

6.1 Full Force and Effect. This Amendment is limited as specified and, except as specifically set forth herein, shall not constitute a modification, acceptance or waiver of any other provision of any of the Credit Documents. The Credit Agreement, as amended by the amendments set forth herein, shall continue to be in full force and effect in accordance with the provisions thereof after giving effect to such amendments. Any reference to the Credit Agreement in any of the other Credit Documents shall mean the Credit Agreement as amended by this Amendment and as may be further amended, modified, restated, or supplemented from time to time. This Amendment shall be a Credit Document.

6.2 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

6.3 Counterparts; Execution. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission or by electronic delivery of .pdf copies shall constitute effective execution and delivery of this Amendment and such copies may be used in lieu of the original Amendment for all purposes. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

6.4 Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys’ fees.

6.5 Further Assurances. Each of the Amendment Parties shall execute and deliver to the Administrative Agent such documents, certificates, and opinions as the Administrative Agent may reasonably request to effect the amendments contemplated by this Amendment.

6.6 Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers all as of the date first above written.

SWISHER HYGIENE, INC.

By:	/s/ Thomas E. Aucamp
Name:	Thomas E. Aucamp
Title:	Executive Vice President

[Signature Pages Continued on the Following Page]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Cavan J. Harris
Cavan J. Harris Senior Vice President

[Signature Pages Continued on the Following Page]

GUARANTORS:

SWISHER INTERNATIONAL, INC.

SWISHER HYGIENE USA OPERATIONS,

    INC.

SWISHER HYGIENE FRANCHISE CORP.

SWISHER PEST CONTROL CORP.

SWISHER MAID, INC.

EXPRESS RESTAURANT EQUIPMENT

    SERVICE, INC.

SERVICE MICHIGAN, LLC

SERVICE TAMPA, LLC

SERVICE WEST COAST, LLC

FOUR-STATE HYGIENE, INC.

INTEGRATED BRANDS INC.

ESKIMO PIE CORPORATION

By:	/s/ Thomas E. Aucamp
Name:	Thomas E. Aucamp
Title:	Executive Vice President

[Signature Pages Continued on the Following Page]

CHOICE ENVIRONMENTAL SERVICES,

    INC.

CHOICE ENVIRONMENTAL SERVICES

    OF MIAMI, INC.

CHOICE ENVIRONMENTAL SERVICES

    OF BROWARD, INC.

CHOICE ENVIRONMENTAL SERVICES

    OF DADE COUNTY, INC.

CHOICE ENVIRONMENTAL SERVICES

    OF COLLIER, INC.

CHOICE RECYCLING SERVICES

    OF MIAMI, INC.

CHOICE ENVIRONMENTAL SERVICES

    OF ST. LUCIE, INC.

CHOICE RECYCLING SERVICES

    OF BROWARD, INC.

CHOICE ENVIRONMENTAL SERVICES

    OF LEE COUNTY, INC.

CHOICE ENVIRONMENTAL SERVICES

    OF HIGHLANDS COUNTY, INC.

SANOLITE CORPORATION

SWSH MOUNT HOOD MFG., INC.

SWSH ARIZONA MFG., INC.

By:	/s/ Thomas E. Aucamp
Name:	Thomas E. Aucamp
Title:	Executive Vice President

SWSH DALEY MFG., INC.

By:	/s/ Thomas E. Aucamp
Name:	Thomas E. Aucamp
Title:	Secretary